UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2013

______________________________________

WESTFIELD FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-16767	73-1627673
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Elm Street
Westfield, Massachusetts 01085
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (413) 568-1911

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 1, 2013, Westfield Financial, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2013.  The press release also announced the declaration of a regular cash dividend of $0.06 per share and a special cash dividend of $0.05 per share.  A copy of the press release is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference into this Item 2.02.

Item 8.01.	Other Events.

The Company also announced on May 1, 2013, that its Board of Directors authorized a stock repurchase program (“Repurchase Program”) under which the Company may repurchase up to 1,092,000 shares, or 5% of its outstanding common stock as of April 30, 2013.  The Company completed its previous stock repurchase program of 2,427,000 shares of its common stock on April 5, 2013.

The information contained in this current report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTFIELD FINANCIAL, INC.

Date:	May 1, 2013	By:	/s/ Leo R. Sagan, Jr.
Leo R. Sagan, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 1, 2013